The Mosaic Company Exhibit 99.2
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Consolidated data (in millions, except per share)
Diluted net earnings per share	$1.01	$0.29	$0.30	$0.54	$0.64	$0.54	$0.97	$0.80
Diluted weighted average # of shares outstanding(a)	427.2	427.1	415.5	379.6	376.2	375.9	372.0	367.9
Total Net Sales	$2,619	$1,909	$2,182	$1,986	$2,440	$2,251	$2,379	$2,139
Gross Margin	$665	$387	$322	$412	$521	$415	$579	$419
As % of Sales	25%	20%	15%	21%	21%	18%	24%	20%
SG&A	116	94	91	120	88	84	91	100
Consolidated Foreign Currency Gain/(Loss)	22	(30)	25	43	(39)	27	47	45
Effective Tax Rate(b)	23%	(6)%	51%	(1)%	25%	27%	7%	9%
Net Income	$430	$124	$129	$218	$248	$202	$361	$295
As % of Sales	16%	7%	6%	11%	10%	9%	15%	14%
EBITDA(c)
Potash	$451	$155	$173	$257	$281	$158	$316	$283
Phosphate	267	136	143	221	309	275	261	282
International Distribution	19	38	12	10	18	32	24	6
Corporate and Other(d)	(38)	(16)	23	(50)	(13)	(2)	(36)	(71)
Consolidated EBITDA(c)	$699	$313	$351	$438	$595	$463	$565	$500
Total Debt	$1,033	$1,027	$3,032	$3,051	$3,026	$3,816	$3,833	$3,827
Cash & cash equivalents	3,916	3,339	5,293	2,491	2,367	2,971	2,375	2,517
Net debt	$(2,883)	$(2,312)	$(2,261)	$560	$659	$845	$1,458	$1,310
Cash flow from operations	$982	$(45)	$503	$627	$796	$489	$382	$656
Cash flow from investments	(381)	(466)	(370)	(1,634)	(360)	(158)	(586)	(183)
Cash flow from financing	(152)	(89)	1,842	(1,770)	(575)	323	(319)	(227)
Effect of exchange rate changes on cash	(45)	23	(20)	(25)	15	(50)	(73)	(103)
Net cash flow	$404	$(577)	$1,955	$(2,802)	$(124)	$604	$(596)	$143
Cash dividends paid	$(107)	$(107)	$(107)	$(100)	$(95)	$(94)	$(94)	$(91)
Operating Earnings
Potash	$362	$69	$89	$170	$189	$69	$229	$204
Phosphates	191	61	64	146	219	188	157	190
International Distribution	17	36	10	8	16	30	22	3
Corporate and Other(d)	(44)	(22)	16	(57)	(21)	(10)	(43)	(78)
Consolidated Operating Earnings	$526	$144	$179	$267	$403	$277	$365	$319
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(e)(f)	2,077	1,754	2,395	2,051	2,637	2,176	2,392	2,297
Realized average DAP price/tonne(g)	$476	$436	$370	$413	$465	$463	$447	$458
Revenue	$1,182	$893	$1,072	$959	$1,333	$1,133	$1,212	$1,172
Segment Gross Margin	$257	$129	$134	$200	$271	$236	$231	$222
As % of Sales	22%	14%	13%	21%	20%	21%	19%	19%
Potash
Sales volumes ('000 tonnes)(f)	2,448	1,380	1,862	2,355	2,500	1,808	2,309	2,027
Realized average MOP price/tonne(g)	$366	$342	$303	$267	$267	$291	$295	$288
Revenue	$974	$523	$652	$733	$762	$593	$763	$653
Segment Gross Margin	$405	$162	$135	$216	$226	$154	$327	$242
As % of Sales	42%	31%	21%	29%	30%	26%	43%	37%
International Distribution
Sales volumes ('000 tonnes)	1,102	1,282	1,133	870	1,185	1,398	1,113	976
Realized average Blend price/tonne(g)	$539	$505	$466	$438	$452	$481	$427	$444
Revenue	$615	$665	$549	$393	$542	$684	$516	$439
Segment Gross Margin	$36	$50	$29	$22	$34	$51	$41	$21
As % of Sales	6%	8%	5%	6%	6%	7%	8%	5%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$480	$279	$470	$515	$435	$371	$467	$345
International	494	244	182	218	327	222	296	308
Net Sales	$974	$523	$652	$733	$762	$593	$763	$653
Cost of Goods Sold	569	361	517	517	536	439	436	411
Gross Margin	$405	$162	$135	$216	$226	$154	$327	$242
As % of Sales	42%	31%	21%	29%	30%	26%	43%	37%
Freight included in revenue & cost of goods sold (in millions)(h)	$51	$28	$61	$73	$57	$51	$69	$47
Net sales less freight	$923	$495	$591	$660	$705	$542	$694	$606
Cost of Goods Sold less freight	$518	$333	$456	$444	$479	$388	$367	$364
Resources Taxes	$67	$31	$57	$30	$45	$46	$48	$78
Royalties	14	11	9	6	7	6	8	11
Total Resources Taxes & Royalties	$81	$42	$66	$36	$52	$52	$56	$89
Gross Margin (excluding Resources Taxes & Royalties)(i)	$486	$204	$201	$252	$278	$206	$383	$331
As % of Sales	50%	39%	31%	34%	36%	35%	50%	51%
Segment Operating Earnings	$362	$69	$89	$170	$189	$69	$229	$204
Depreciation, Depletion and Amortization	89	86	84	87	92	89	87	79
EBITDA(c)	$451	$155	$173	$257	$281	$158	$316	$283
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$67	$31	$57	$30	$45	$46	$48	$78
Royalties	14	11	9	6	7	6	8	11
Brine Inflow Expenses	51	48	50	44	46	44	47	44
Depreciation, Depletion and Amortization	89	86	84	87	92	89	87	79
Total	$221	$176	$200	$167	$190	$185	$190	$212
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(f)	804	417	933	1,111	873	691	964	572
Crop Nutrients International(f)	1,468	781	744	1,065	1,427	919	1,228	1,248
Non-Agricultural	176	182	185	179	200	198	117	207
Total(f)	2,448	1,380	1,862	2,355	2,500	1,808	2,309	2,027
Production Volumes ('000 tonnes)
Production Volume	2,161	1,957	1,741	1,871	2,044	1,666	2,584	2,451
Operating Rate(j)	81%	73%	65%	70%	76%	62%	91%	93%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(g)(k)	$415	$364	$332	$300	$308	$344	$355	$362
MOP - International(g)	$326	$294	$225	$209	$225	$232	$239	$245
MOP - Average(g)	$366	$342	$303	$267	$267	$291	$295	$288
Brine inflow cost/production tonne	$24	$25	$29	$24	$23	$26	$18	$18
Cash COGS/sales tonne	$142	$149	$164	$136	$134	$137	$97	$97
EBITDA(c)/sales tonne(l)	$184	$112	$93	$109	$112	$87	$137	$140
Potash CAPEX (in millions)	$216	$199	$197	$144	$94	$92	$141	$95

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$589	$417	$721	$559	$725	$636	$714	$668
International	593	476	351	400	608	497	498	504
Net Sales	$1,182	$893	$1,072	$959	$1,333	$1,133	$1,212	$1,172
Cost of Goods Sold	925	764	938	759	1,062	897	981	950
Gross Margin	$257	$129	$134	$200	$271	$236	$231	$222
As % of Sales	22%	14%	13%	21%	20%	21%	19%	19%
Freight included in revenue & cost of goods sold (in millions)	$90	$74	$112	$81	$100	$88	$103	$82
Net sales less freight	$1,092	$819	$960	$878	$1,233	$1,045	$1,109	$1,090
Cost of Goods Sold less freight	$835	$690	$826	$678	$962	$809	$878	$868
PhosChem sales of other member	$46	$15	$23	$—	$—	$—	$—	$—
Segment Operating Earnings	$191	$61	$64	$146	$219	$188	$157	$190
Depreciation, Depletion and Amortization	71	72	75	79	93	91	97	94
Equity Earnings (Loss)	5	3	4	(4)	(3)	(4)	7	(2)
EBITDA(c)	$267	$136	$143	$221	$309	$275	$261	$282
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	682	515	1,116	747	948	805	837	951
International - DAP/MAP(f)	795	687	577	650	1,040	878	882	754
MicroEssentials®(f)	459	407	541	510	481	357	502	440
Feed and Other	141	145	161	144	168	136	171	152
Total(e)	2,077	1,754	2,395	2,051	2,637	2,176	2,392	2,297
Production Volumes ('000 tonnes)
Total tonnes produced(m)	2,049	2,123	1,960	1,971	2,458	2,480	2,364	2,299
Operating Rate	84%	88%	81%	79%	84%	85%	81%	79%
Realized prices ($/tonne)
DAP (FOB plant)(g)	$476	$436	$370	$413	$465	$463	$447	$458
Realized costs ($/tonne)
Ammonia (tonne)(n)	$517	$486	$422	$374	$473	$508	$544	$519
Sulfur (long ton)(o)	$169	$167	$123	$96	$128	$148	$154	$145
Blended rock	$64	$58	$62	$64	$68	$60	$58	$61
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$578	$489	$467	$455	$557	$547	$625	$497
Sulfur (long ton)(q)	$153	$111	$77	$104	$131	$135	$131	$141
Natural Gas(r)	$4.0	$3.6	$3.9	$4.7	$4.6	$4.0	$3.9	$2.8
Full production conversion cost/production tonne	$76	$76	$81	$89	$87	$82	$90	$91
EBITDA(c)/sales tonne(l)	$129	$78	$60	$108	$117	$126	$100	$123
Phosphates CAPEX (in millions)	$127	$114	$135	$116	$104	$85	$98	$129

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$615	$665	$549	$393	$542	$684	$516	$439
Cost of Goods Sold	579	615	520	371	508	633	475	418
Gross Margin	$36	$50	$29	$22	$34	$51	$41	$21
As % of Sales	6%	8%	5%	6%	6%	7%	8%	5%
Per tonne	$33	$39	$26	$25	$29	$36	$37	$21
SG&A and Other Operating Expenses	$19	$14	$19	$14	$18	$21	$19	$18
Segment Operating Earnings	$17	$36	$10	$8	$16	$30	$22	$3
Depreciation, Depletion and Amortization	2	2	2	2	2	2	2	3
EBITDA(c)	$19	$38	$12	$10	$18	$32	$24	$6
Operating Data
Sales volumes ('000 tonnes)
Total	1,102	1,282	1,133	870	1,185	1,398	1,113	976
Realized prices ($/tonne)
Average selling price (FOB destination)	$539	$505	$466	$438	$452	$481	$456	$444
Purchases ('000 tonnes)
DAP/MAP from Mosaic	127	220	212	93	290	331	214	138
MicroEssentials® from Mosaic	124	161	131	147	168	83	56	125
Potash from Mosaic/Canpotex	377	205	340	269	484	261	334	249
International Distribution CAPEX (in millions)	$12	$6	$8	$8	$11	$7	$9	$4
Working Capital (in millions)(s)	$(51)	$103	$87	$38	$(35)	$43	$170	$37
EBITDA(c)/sales tonne(l)	$17	$30	$11	$11	$15	$23	$22	$6

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(152)	$(172)	$(91)	$(99)	$(197)	$(159)	$(112)	$(125)
Cost of Goods Sold	(119)	(218)	(115)	(73)	(187)	(133)	(92)	(60)
Gross Margin (loss)	$(33)	$46	$24	$(26)	$(10)	$(26)	$(20)	$(65)
Elimination of profit in inventory (income) loss included in COGS	$8	$(30)	$(30)	$9	$29	$(3)	$(18)	$18
Unrealized (gain) loss on derivatives included in COGS	$19	$(24)	$3	$4	$(26)	$23	$31	$38
Segment Operating Earnings	$(44)	$(22)	$16	$(57)	$(21)	$(10)	$(43)	$(78)
Depreciation, Depletion and Amortization	6	6	6	6	7	8	7	6
Equity Earnings (Loss)	—	—	1	1	1	—	—	1
EBITDA(c)	$(38)	$(16)	$23	$(50)	$(13)	$(2)	$(36)	$(71)

Footnotes

(a)	For Q4 2013 through Q4 2014, diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligations.

(b)
Includes a discrete income tax benefit of approximately $45 million in Q3 2013, $63 million in Q1 2014, $14 million in Q2 2014, $29 million in Q3 2014, $100 million in Q4 2014, $28 million in Q1 2015 and a discrete income tax expense of approximately $104 million in Q4 2013.

(c)
The Company defines EBITDA as operating earnings plus depreciation, depletion and amortization plus equity earnings in nonconsolidated companies. EBITDA is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). A reconciliation of EBITDA to the nearest comparable GAAP measure and an explanation of why we include EBITDA appear below under "Non-GAAP Reconciliation".

(d)	Includes elimination of intersegment sales.

(e)
Excludes tonnes sold by PhosChem for its other member. Effective December 31, 2013, we and PhosChem's other member each assumed responsibility for PhosChem's former activities as they related to our respective products. We subsequently dissolved PhosChem.

(f)	Sales volumes include intersegment sales.

(g)	FOB Plant, sales to unrelated parties.

(h)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(i)
The Company has presented gross margin excluding Canadian resource taxes and royalties (“CRT”) for Potash which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Gross margin excluding CRT provides a measure that we believe enhances the reader’s ability to compare our gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that the Company's presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing the Company’s financial performance against competitors. Because not all companies use identical calculations, investors should consider that the Company's calculation may not be comparable to other similarly titled measures presented by other companies. Gross margin excluding CRT, should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(j)	Q4 2014 operating rate includes an additional 600 thousand metric tonnes of annual capacity from our Colonsay expansion.

(k)	This price excludes industrial and feed sales.

(l)	Calculated as EBITDA divided by sales tonnes.

(m)	Includes crop nutrient dry concentrates and animal feed ingredients.

(n)	Amounts are representative of our average ammonia costs in cost of goods sold.

(o)	Amounts are representative of our average sulfur cost in cost of goods sold.

(p)	Three point quarterly average (Fertecon).

(q)	Three point quarterly average (Green Markets).

(r)	Three point quarterly average (NYMEX).

(s)	Calculated as current assets less cash and liabilities for the International Distribution segment.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Reconciliation
EBITDA is provided to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures.  EBITDA should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance.  Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.  A reconciliation of net income to EBITDA is included below.

	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Potash EBITDA(c)	$451	$155	$173	$257	$281	$158	$316	$283
Phosphates EBITDA(c)	267	136	143	221	309	275	261	282
ID EBITDA(c)	19	38	12	10	18	32	24	6
Corporate EBITDA(c)	(38)	(16)	23	(50)	(13)	(2)	(36)	(71)
Consolidated EBITDA(c)	$699	$313	$351	$438	$595	$463	$565	$500
Consolidated Foreign Currency Gain/(Loss)	22	(30)	25	43	(39)	27	47	45
Consolidated Gain (Loss) in Value of Share Repurchase Agreement	—	—	73	(60)	(5)	5	—	—
Consolidated Interest Income/(Expense)	—	2	(12)	(27)	(25)	(25)	(31)	(31)
Consolidated Depreciation, Depletion & Amortization	(168)	(166)	(167)	(174)	(194)	(190)	(193)	(182)
Consolidated Non-Controlling Interest	—	(1)	(1)	—	—	(1)	(1)	—
Consolidated Provision from/(Benefit for)Income Taxes	(126)	6	(131)	3	(83)	(78)	(27)	(31)
Consolidated Other Income (Expense)	3	—	(9)	(5)	(1)	1	1	(6)
Consolidated Net Income	$430	$124	$129	$218	$248	$202	$361	$295

Cash COGS/sales tonne is defined for the Potash segment as Cost of Goods Sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/sales tonne is a non-GAAP financial measure provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  Since Cash COGS/sales tonne is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, it may, as presented, not be comparable to other similarly titled measures of other companies.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is included below.

(in millions, except sales tonnes)	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Cash COGS/sales tonne	$142	$149	$164	$136	$134	$137	$97	$97
Sales tonnes (in thousands)	2	1	2	2	3	2	2	2
Cash Cost of Goods Sold	$348	$205	$306	$321	$335	$247	$224	$196
Potash Depreciation, Depletion & Amortization	89	86	84	87	92	89	87	79
Royalties	14	11	9	6	7	6	8	11
Resources Taxes	67	31	57	30	45	46	48	78
Freight included in revenue & cost of goods sold (in millions)(h)	51	28	61	73	57	51	69	47
Potash Cost of Goods Sold	569	361	517	517	536	439	436	411